Introducing TerraVis™: The Solar Panel Tonneau Cover

Worksport™
www.worksport.com
www.goterravis.com

Media Contact
Steven Rossi
O: 1(888) 554-8789
M: (416) 684-0954
srossi@worksport.com

Press Kit
Steven Rossi
O: 1(888) 554-8789
M: (416) 684-0954
srossi@worksport.com

PRESS RELEASE - FOR IMMEDIATE RELEASE 08/20/2020

Worksport Introduces Upcoming TerraVis Product Line—the First Ever Solar Technology Integration for Pick-up Truck Tonneau Covers

TORONTO, CANADA – Worksport™ (OTCQB: WKSP), launched a new website earlier today, releasing highly anticipated information on a brand new tonneau cover system with solar power integration. The site, www.GoTerraVis.com, is now home to much awaited publicly available information on the TerraVis™ system - a platform for versatile and cost-effective solar power integrations for pick-up trucks. This groundbreaking innovation is the very first to combine practical, durable tonneau covers with a cutting-edge solar generation and energy storage system. This website launch marks the first release of design and application-related details. Management is pleased to announce that it is presently in discussions with various parties interested in commercial partnerships with the TerraVis™ technology system, including a high-profile future electric truck manufacturer.


TERRAVIS
Worksport

The Concept TerraVis™ was conceptualized with the goal of elevating today's pick-up trucks and creating more intelligent accessories. The platform takes advantage of a standard pick-up truck's practical capabilities, while utilizing the power of sustainable and renewable energy. Solar panels built into the rugged tonneau cover, which Worksport™ has become widely known for, will collect the sun's rays and store energy in multiple battery banks. This energy store can then be used *in situ* to provide power to an electric motor or can be removed and used remotely. "Worksport is beyond excited to launch the website with this preliminary information, as this is a system that not only

TERRAVIS by Worksport

Worksport™
www.worksport.com
www.goterravis.com

Media Contact
Steven Rossi
O: 1(888) 554-8789
M: (416) 684-0954
srossi@worksport.com

Press Kit
Steven Rossi
O: 1(888) 554-8789
M: (416) 684-0954
srossi@worksport.com

has the power to revolutionize truck use now, but also to carry over into future developments," said WKSP CEO, Steven Rossi, "Everyone is moving towards solar power and renewable energy sources and so is the pick-up truck market. Our system is being designed to, among other things, provide a meaningful source of energy for the new wave of electric trucks."


TERRAVIS

Endless possibilities - Ranging from supporting a workstation at home, or on the job, to powering a campsite, or even providing immediate power in the face of a crisis or natural disaster, the TerraVis™ energy store and mobile charging pack is designed to be invaluable in any circumstance that demands mobile power. Built into the framework of a tonneau cover, the TerraVis™ system enables current pick-up truck owners to utilize sustainable energy through advanced solar power technology without investing in the latest trend of electric trucks. Simultaneously bridging the gap with a future-proof design, TerraVis™ also caters to new electric truck owners, generating up to 1000 watts of meaningful power to be used to mitigate range anxiety and act as additional charge energy, with no carbon footprint, storing excess power in its expandable power storage banks. Providing everyday truck users with the technology of tomorrow in the pick-up truck of today, and truck users of the future with an expansion of their useable power, TerraVis™ offers the entire pick-up truck industry a substantial step towards carbon neutrality and renewable energy use.

Value to Shareholders - Worksport's progress on the TerraVis™ system, and subsequent plan to move towards production, bodes very well for shareholders and future investors. Not only does the design and intellectual property patent strengthen WKSP's asset portfolio and valuation, but the product also promises to fill a substantial gap within the current pick-up truck market. Worksport™ is now in the process of building investment capital to aid in the next phases of development for TerraVis™.

Worksport™

www.worksport.com
www.goterravis.com

Media Contact
Steven Rossi
O: 1(888) 554-8789
M: (416) 684-0954
srossi@worksport.com

Press Kit
Steven Rossi
O: 1(888) 554-8789
M: (416) 684-0954
srossi@worksport.com

About Worksport™ - Worksport Ltd. is a manufacturer of high quality, cost effective tonneau covers and accessories for trucks. It designs and produces durable and affordable pick-up truck gear for both work and sport. The company's product line is versatile and future-focused, meeting a substantial need within the market. Worksport™ offers traditional products that are both affordable and dependable, while also offering innovative and sophisticated variations that the pick-up truck market currently lacks. Worksport™ currently serves customers in Canada and the United States. For more information visit www.worksport.com.

Worksport™ (OTC:WKSP) strongly recommends that interested investors reach out for additional information visit www.goterravis.com.

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Further Information:

Mr. Steven Rossi
CEO & Director
LinkedIn
Twitter
Franchise Holdings International
O: 1(888) 554-8789
M: (416) 684-0954
E: **srossi@worksport.com**

Forward-Looking Statements - This document may contain forward-looking statements, relating to Worksport Ltd. operations or to the environment in which it operates, which are based on Worksport Ltd. operations, estimates, forecasts and projections. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict, and/or are beyond Worksport Ltd.'s control. A number of important factors could cause actual outcomes and results to differ materially from those expressed in these forward-looking statements. Consequently, readers should not place any undue reliance on such forward-looking statements. Franchise Holdings International Inc. disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. No Stock Exchange or Regulation Services Provider accepts responsibility for the adequacy or accuracy of this release.